UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2008

Legg Mason Partners

U.S. Large Cap Equity Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month period ended November 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take

Legg Mason Partners U.S. Large Cap Equity Fund	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended November 30, 2008. Stock prices declined during each of the first four months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and

II	Legg Mason Partners U.S. Large Cap Equity Fund

fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were, in part, attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last six months of the period, including S&P 500 Indexiv declines of 8.91%, 16.79% and 7.18%, in September, October and November, respectively. All told, the S&P 500 Index returned -38.09% during the 12-month period ended November 30, 2008.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -38.98%, -44.04% and -37.46%, respectively, during the 12-month period ended November 30, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -39.86% and -37.95%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

Legg Mason Partners U.S. Large Cap Equity Fund	III

Letter from the chairman continued

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 9, 2009

IV	Legg Mason Partners U.S. Large Cap Equity Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners U.S. Large Cap Equity Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities of large-capitalization companies or other investments with similar economic characteristics. The Fund will hold equity securities that Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s subadviser, believes will outperform the U.S. stock market. The Fund may invest in a variety of equity securities, including common stocks, foreign securities, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”)i. The Fund will have exposure to growth and value equities of large-capitalization companies.

At Batterymarch, we use a bottom-up approach that assesses stocks based primarily on their individual strengths and, to a lesser extent, the underlying sectors/industries of those stocks. Our quantitative process models the time-tested investment disciplines of experienced fundamental investors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with an historical record of liquidity across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The inception date of this Fund was April 30, 2008. Through the remainder of the second quarter, the Federal Reserve Board (“Fed”)ii chose to hold interest rates steady allowing the dollar to stabilize against other major market currencies. However, U.S. consumer confidence continued to plummet as declines in the housing market persisted and oil and food prices rose.

The period from mid-July through the end of the third quarter of 2008 was a period without precedent in modern financial markets. Deleveraging, diminished global liquidity, a depressed housing market, bankruptcies, bank failures and the potential for a financial meltdown of global proportions resulted in governmental intervention of an unparalleled nature. This, coupled with the specter of increased regulation and scrutiny, created a market environment that was disconnected from fundamentals.

The extraordinary level of government intervention during the third calendar quarter had a two-fold impact on the markets. First, the restrictions implemented by the Securities and Exchange Commission (“SEC”) on

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	1

Fund overview continued

short-selling forced leveraged managers to sell high-quality stocks to raise the capital to cover low-quality stocks. These actions caused major sector and stock reversals as stocks and sectors that had done well in the second calendar quarter found themselves out of favor and vice versa. Second, the government bailouts of certain financial institutions led to speculation within the Financials sector as this sector rallied on the news of government rescue, even as the uncertainty and extent of financial losses were unfolding. For fundamental investors, these reversals and interventions meant that even while avoiding fundamentally unfavorable stocks or sectors, one could still underperform the market.

In the most recent calendar quarter, the financial crisis broadened throughout markets, extending beyond banking and consumers, well into the U.S. industrial base. While the pandemic fostered investor anticipation of further governmental interventions, disagreement among all segments of legislative bodies, monetary policy makers and securities regulators resulted in mixed messages in the fourth quarter. By most measures, market volatility reached record levels in October and November 2008. The VIXiii indicator, a proxy for the cost of hedging against market movement, closed above 80 in October and November. This represents a record level of risk aversion and market uncertainty based on data spanning 20 years. October and November also marked historically high intra-day volatility, where eight percentage point swings became commonplace. All of this created a chaotic fourth quarter in our markets without precedent in six decades.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Performance review

For the period from inception on April 30, 2008 through November 30, 2008, Class IS shares of Legg Mason Partners U.S. Large Cap Equity Fund, excluding sales charges, returned -34.12%. The Fund’s unmanaged benchmark, the Russell 1000 Indexiv, returned -35.42% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned -34.62% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from April 30, 2008 through November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 892 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of November 30, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	SINCE FUND INCEPTION*
U.S. Large Cap Equity Fund — Class IS Shares	-35.98%	-34.12%
Russell 1000 Index	-36.58%	-35.42%
Lipper Large-Cap Core Funds Category Average[1]	-35.76%	-34.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class A shares returned -36.06%, Class C shares returned -36.35%, Class FI shares returned -36.06%, Class R shares returned -36.09% and Class I shares returned -35.98% over the six months ended November 30, 2008. Excluding sales charges, Class A shares returned -34.21%, Class C shares returned -34.56%, Class FI shares returned -34.21%, Class R shares returned -34.30% and Class I shares returned -34.12% over the period from April 30, 2008 through November 30, 2008. The Fund does not currently offer Class A, Class C, Class FI, Class R or Class I shares for purchase. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. *The Fund’s inception date is April 30, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class IS, Class A, Class C, Class FI, Class R and Class I shares were 1.00%, 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively.
The Fund does not currently offer Class A, Class C, Class FI, Class R or Class I shares for purchase.

Q. What were the leading contributors to performance?

A. The leading contributors to performance for the period were stock selection in the Financials and Consumer Discretionary sectors, as well as an overweight to the Energy sector and an underweight to the Financials sector. On an individual stock basis, an overweight to Exxon Mobil Corp. was the greatest contributor to relative performance as its return was less negative than the benchmark overall. An underweight to American International Group also contributed, given this stock’s negative return for the period of over 90%.

Q. What were the leading detractors from performance?

A. Stock selection in the Industrials, Consumer Staples and Materials sectors was the leading detractor from relative performance for the period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 899 funds for the six-month period and among the 892 funds for the period from April 30, 2008 through November 30, 2008 in the Fund’s Lipper category, and excluding sales charges.

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Fund overview continued

The greatest detractor was Energy holding Arch Coal Inc., which had a negative return of over 70%. Not holding Anheuser Busch, which benefited from a purchase by InBev, a Belgian company, also detracted from relative performance, as did holding Potash Corporation of Saskatchewan, Inc., which is not in the benchmark and had a negative return of over 60%.

Thank you for your investment in Legg Mason Partners U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

December 16, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (5.6%), Microsoft Corp. (2.3%), Chevron Corp. (2.3%), Wal-Mart Stores Inc. (1.9%), Procter & Gamble Co. (1.9%), AT&T Inc. (1.8%), International Business Machines Corp. (1.7%), Hewlett-Packard Co. (1.6%), Pfizer Inc. (1.5%) and Johnson & Johnson (1.5%).

Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2008 were: Health Care (16.0%), Information Technology (15.9%), Energy (15.2%), Consumer Staples (12.2%) and Financials (12.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real Estate Investment Trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

iv

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

4	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

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Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2008 and held for the six months ended November 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class IS	(35.98)%	$1,000.00	$640.20	0.80%	$3.28
Class A	(36.06)	1,000.00	639.40	1.05	4.30
Class C	(36.35)	1,000.00	636.50	1.80	7.36
Class FI	(36.06)	1,000.00	639.40	1.05	4.30
Class R	(36.09)	1,000.00	639.10	1.30	5.33
Class I	(35.98)	1,000.00	640.20	0.80	3.28

[1]	For the six months ended November 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class IS	5.00%	$1,000.00	$1,021.00	0.80%	$4.04
Class A	5.00	1,000.00	1,019.75	1.05	5.30
Class C	5.00	1,000.00	1,016.00	1.80	9.07
Class FI	5.00	1,000.00	1,019.75	1.05	5.30
Class R	5.00	1,000.00	1,018.50	1.30	6.56
Class I	5.00	1,000.00	1,021.00	0.80	4.04

[1]	For the six months ended November 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1,2]
	WITHOUT SALES CHARGES[3]
	CLASS IS	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Inception* through 11/30/08	(34.12)%	(34.21)%	(34.56)%	(34.21)%	(34.30)%	(34.12)%

	WITH SALES CHARGES[4]
	CLASS IS	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Inception* through 11/30/08	(34.12)%	(38.02)%	(35.22)%	(34.21)%	(34.30)%	(34.12)%

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[3]
Class IS (Inception date of 4/30/08 through 11/30/08)	(34.12)%
Class A (Inception date of 4/30/08 through 11/30/08)	(34.21)
Class C (Inception date of 4/30/08 through 11/30/08)	(34.56)
Class FI (Inception date of 4/30/08 through 11/30/08)	(34.21)
Class R (Inception date of 4/30/08 through 11/30/08)	(34.30)
Class I (Inception date of 4/30/08 through 11/30/08)	(34.12)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]	Not annualized.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to C shares.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class IS, A, C, FI, R and I shares is April 30, 2008.

8	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS IS, A, C, FI, R AND I SHARES OF LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND VS. RUSSELL 1000 INDEX† — April 2008 - November 2008

†

Hypothetical illustration of $10,000 invested in Class IS, A, C, FI, R and I shares of Legg Mason Partners U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and a CDSC of 1.00% for Class C shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2008. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	9

Schedule of investments

November 30, 2008

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 98.9%
CONSUMER DISCRETIONARY — 7.8%
	Diversified Consumer Services — 0.6%
25,400	Apollo Group Inc., Class A Shares*	$1,951,736
15,740	Brink’s Home Security Holdings Inc.*	314,800
	Total Diversified Consumer Services	2,266,536
	Hotels, Restaurants & Leisure — 1.9%
30,850	Bally Technologies Inc.*	569,800
47,390	Burger King Holdings Inc.	1,019,359
67,030	McDonald’s Corp.	3,938,012
75,300	Yum! Brands Inc.	2,028,582
	Total Hotels, Restaurants & Leisure	7,555,753
	Household Durables — 0.2%
45,300	Leggett & Platt Inc.	661,380
8,700	Mohawk Industries Inc.*	267,438
	Total Household Durables	928,818
	Internet & Catalog Retail — 0.5%
29,000	Priceline.com Inc.*	2,001,000
	Leisure Equipment & Products — 0.2%
26,890	Hasbro Inc.	720,652
	Media — 0.9%
56,590	Comcast Corp., Class A Shares	981,271
132,140	Time Warner Inc.	1,195,867
60,950	Walt Disney Co.	1,372,594
	Total Media	3,549,732
	Multiline Retail — 0.7%
56,850	Dollar Tree Inc.*	2,408,166
19,600	Family Dollar Stores Inc.	544,488
	Total Multiline Retail	2,952,654
	Specialty Retail — 2.2%
40,650	Advance Auto Parts Inc.	1,234,134
35,000	Aeropostale Inc.*	529,200
12,590	AutoZone Inc.*	1,375,080
92,460	Home Depot Inc.	2,136,750
86,800	Lowe’s Cos. Inc.	1,793,288
58,670	Ross Stores Inc.	1,554,755
	Total Specialty Retail	8,623,207
	Textiles, Apparel & Luxury Goods — 0.6%
20,700	NIKE Inc., Class B Shares	1,102,275
28,700	Polo Ralph Lauren Corp.	1,239,840
	Total Textiles, Apparel & Luxury Goods	2,342,115
	TOTAL CONSUMER DISCRETIONARY	30,940,467

See Notes to Financial Statements.

10	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

CONSUMER STAPLES — 12.2%
	Beverages — 2.5%
82,490	Coca-Cola Co.	$3,866,306
113,330	Constellation Brands Inc., Class A Shares*	1,446,091
24,000	Dr. Pepper Snapple Group Inc.*	387,360
107,000	Pepsi Bottling Group Inc.	1,935,630
41,840	PepsiCo Inc.	2,372,328
	Total Beverages	10,007,715
	Food & Staples Retailing — 3.7%
72,180	BJ’s Wholesale Club Inc.*	2,582,600
69,990	CVS Corp.	2,024,811
37,510	Safeway Inc.	817,718
36,600	Sysco Corp.	858,270
138,190	Wal-Mart Stores Inc.	7,722,057
29,370	Walgreen Co.	726,614
	Total Food & Staples Retailing	14,732,070
	Food Products — 2.0%
34,560	Archer-Daniels-Midland Co.	946,253
45,400	Campbell Soup Co.	1,455,070
50,590	Hershey Co.	1,821,240
39,010	Kraft Foods Inc., Class A Shares	1,061,462
1,740	Ralcorp Holdings, Inc.*	108,854
95,900	Sara Lee Corp.	880,362
84,461	Unilever NV	1,973,854
	Total Food Products	8,247,095
	Household Products — 1.9%
116,430	Procter & Gamble Co.	7,492,270
	Tobacco — 2.1%
132,020	Altria Group Inc.	2,122,882
13,640	Lorillard Inc.	824,265
103,460	Philip Morris International Inc.	4,361,874
27,740	Reynolds American Inc.	1,139,559
	Total Tobacco	8,448,580
	TOTAL CONSUMER STAPLES	48,927,730
ENERGY — 15.2%
	Energy Equipment & Services — 1.5%
19,075	Diamond Offshore Drilling Inc.	1,407,735
51,140	ENSCO International Inc.	1,657,447
68,530	Oil States International Inc.*	1,467,913
33,890	Schlumberger Ltd.	1,719,579
	Total Energy Equipment & Services	6,252,674

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	11

Schedule of investments continued

November 30, 2008

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 13.7%
25,890	Anadarko Petroleum Corp.	$1,062,785
21,740	Apache Corp.	1,680,502
105,890	Arch Coal Inc.	1,628,588
34,450	Canadian Natural Resources Ltd.	1,424,508
115,740	Chevron Corp.	9,144,617
90,500	ConocoPhillips	4,753,060
25,890	Devon Energy Corp.	1,872,883
97,910	El Paso Corp.	723,555
19,550	Enbridge Inc.	578,680
17,920	EOG Resources Inc.	1,523,558
277,860	Exxon Mobil Corp.	22,270,479
27,180	Hess Corp.	1,468,807
42,300	Marathon Oil Corp.	1,107,414
50,750	Murphy Oil Corp.	2,235,537
55,300	Occidental Petroleum Corp.	2,993,942
10,630	Walter Industries Inc.	193,891
	Total Oil, Gas & Consumable Fuels	54,662,806
	TOTAL ENERGY	60,915,480
FINANCIALS — 12.0%
	Capital Markets — 1.4%
33,890	Bank of New York Mellon Corp.	1,023,817
22,630	Goldman Sachs Group Inc.	1,787,544
44,200	Morgan Stanley	651,950
23,834	Northern Trust Corp.	1,093,742
25,420	State Street Corp.	1,070,436
	Total Capital Markets	5,627,489
	Commercial Banks — 1.7%
25,050	Bank of Hawaii Corp.	1,117,481
34,100	Bank of Montreal	982,762
11,050	Credicorp Ltd.	482,885
41,840	U.S. Bancorp	1,128,843
103,000	Wells Fargo & Co.	2,975,670
	Total Commercial Banks	6,687,641
	Consumer Finance — 0.1%
25,720	American Express Co.	599,533
	Diversified Financial Services — 2.8%
183,070	Bank of America Corp.	2,974,888
110,070	Citigroup Inc.	912,480
188,680	JPMorgan Chase & Co.	5,973,609
55,270	Nasdaq Stock Market Inc.*	1,188,305
	Total Diversified Financial Services	11,049,282

See Notes to Financial Statements.

12	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Insurance — 3.7%
68,527	ACE Ltd.	$3,580,536
30,850	AFLAC Inc.	1,428,355
24,650	Arch Capital Group Ltd.*	1,671,023
25,890	Assurant Inc.	563,625
32,830	Chubb Corp.	1,686,149
1,090	Fairfax Financial Holdings Ltd.	311,740
118,500	Marsh & McLennan Cos. Inc.	3,021,750
39,460	Travelers Cos. Inc.	1,722,429
48,770	Unum Group	726,673
	Total Insurance	14,712,280
	Real Estate Investment Trusts (REITs) — 1.3%
46,129	Apartment Investment and Management Co., Class A Shares	529,099
33,960	Equity Residential	1,033,403
57,200	HCP Inc.	1,182,324
101,700	Mack-Cali Realty Corp.	1,929,249
8,400	Public Storage Inc.	587,076
	Total Real Estate Investment Trusts (REITs)	5,261,151
	Thrifts & Mortgage Finance — 1.0%
200,380	Hudson City Bancorp Inc.	3,348,350
41,700	People’s United Financial Inc.	795,219
	Total Thrifts & Mortgage Finance	4,143,569
	TOTAL FINANCIALS	48,080,945
HEALTH CARE — 16.0%
	Biotechnology — 2.5%
67,030	Amgen Inc.*	3,722,846
41,200	Biogen Idec Inc.*	1,743,172
38,220	Cephalon Inc.*	2,808,406
37,920	Gilead Sciences Inc.*	1,698,437
	Total Biotechnology	9,972,861
	Health Care Equipment & Supplies — 2.2%
37,130	Baxter International Inc.	1,964,177
8,200	Becton, Dickinson & Co.	520,946
28,200	C.R. Bard Inc.	2,313,246
30,100	Covidien Ltd.	1,109,185
8,200	Edwards Lifesciences Corp.*	408,114
29,560	Medtronic Inc.	902,171
47,310	St. Jude Medical Inc.*	1,326,099
	Total Health Care Equipment & Supplies	8,543,938

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	13

Schedule of investments continued

November 30, 2008

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Health Care Providers & Services — 2.2%
72,390	Aetna Inc.	$1,579,550
55,720	CIGNA Corp.	674,769
49,850	Express Scripts Inc.*	2,866,874
276,330	Health Management Associates Inc., Class A Shares*	403,442
33,175	Humana Inc.*	1,002,880
45,220	McKesson Corp.	1,579,987
36,240	UnitedHealth Group Inc.	761,402
	Total Health Care Providers & Services	8,868,904
	Life Sciences Tools & Services — 0.6%
89,460	Life Technologies Corp.*	2,334,906
	Pharmaceuticals — 8.5%
56,400	Abbott Laboratories	2,954,796
118,260	Bristol-Myers Squibb Co.	2,447,982
61,380	Eli Lilly & Co.	2,096,127
146,730	Endo Pharmaceuticals Holdings Inc.*	3,226,593
32,300	Forest Laboratories Inc.*	781,014
102,980	Johnson & Johnson	6,032,568
253,170	King Pharmaceuticals Inc.*	2,432,964
75,230	Merck & Co. Inc.	2,010,145
372,750	Pfizer Inc.	6,124,282
99,600	Schering-Plough Corp.	1,674,276
121,320	Watson Pharmaceuticals Inc.*	2,881,350
38,570	Wyeth	1,388,906
	Total Pharmaceuticals	34,051,003
	TOTAL HEALTH CARE	63,771,612
INDUSTRIALS — 9.4%
	Aerospace & Defense — 1.5%
22,450	Boeing Co.	957,044
25,830	General Dynamics Corp.	1,334,636
23,430	Honeywell International Inc.	652,760
19,210	Lockheed Martin Corp.	1,481,283
27,390	Raytheon Co.	1,336,632
	Total Aerospace & Defense	5,762,355
	Air Freight & Logistics — 0.5%
29,560	Ryder System Inc.	1,061,500
15,640	United Parcel Service Inc., Class B Shares	900,864
	Total Air Freight & Logistics	1,962,364
	Airlines — 0.9%
173,280	AMR Corp.*	1,521,398
241,750	Southwest Airlines Co.	2,091,138
	Total Airlines	3,612,536

See Notes to Financial Statements.

14	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Services & Supplies — 0.2%
55,710	Allied Waste Industries Inc.*	$598,325
15,740	Brink’s Co.	342,660
	Total Commercial Services & Supplies	940,985
	Construction & Engineering — 0.7%
64,180	Fluor Corp.	2,922,757
	Electrical Equipment — 0.3%
36,130	Emerson Electric Co.	1,296,706
	Industrial Conglomerates — 2.3%
35,150	3M Co.	2,352,589
235,870	General Electric Co.	4,049,888
65,090	Tyco International Ltd.	1,360,381
31,400	United Technologies Corp.	1,523,842
	Total Industrial Conglomerates	9,286,700
	Machinery — 1.8%
55,660	AGCO Corp.*	1,370,349
18,970	Caterpillar Inc.	777,580
40,680	Deere & Co.	1,416,071
56,900	Joy Global Inc.	1,325,201
120,580	Manitowoc Co. Inc.	950,170
47,150	Pall Corp.	1,297,097
	Total Machinery	7,136,468
	Road & Rail — 1.2%
16,830	Burlington Northern Santa Fe Corp.	1,289,346
28,270	CSX Corp.	1,052,775
17,200	Norfolk Southern Corp.	850,884
31,450	Union Pacific Corp.	1,573,758
	Total Road & Rail	4,766,763
	TOTAL INDUSTRIALS	37,687,634
INFORMATION TECHNOLOGY — 15.9%
	Communications Equipment — 1.9%
322,180	Brocade Communications Systems Inc.*	1,037,420
298,920	Cisco Systems Inc.*	4,944,137
50,390	QUALCOMM Inc.	1,691,592
	Total Communications Equipment	7,673,149
	Computers & Peripherals — 4.6%
37,520	Apple Inc.*	3,476,978
91,900	Dell Inc.*	1,026,523
180,370	Hewlett-Packard Co.	6,363,454
82,020	International Business Machines Corp.	6,692,832
66,940	NCR Corp.*	1,016,149
	Total Computers & Peripherals	18,575,936

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	15

Schedule of investments continued

November 30, 2008

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Electronic Equipment, Instruments & Components — 0.8%
74,970	Agilent Technologies Inc.*	$1,411,685
401,940	Vishay Intertechnology Inc.*	1,752,458
	Total Electronic Equipment, Instruments & Components	3,164,143
	Internet Software & Services — 0.7%
8,900	Google Inc., Class A Shares*	2,607,344
	IT Services — 2.9%
37,380	Accenture Ltd., Class A Shares	1,158,032
36,480	Affiliated Computer Services Inc., Class A Shares*	1,475,616
25,515	Alliance Data System Corp.*	1,105,055
29,800	Automatic Data Processing Inc.	1,223,588
39,760	Computer Sciences Corp.*	1,107,714
45,300	Global Payments Inc.	1,638,501
26,040	MasterCard Inc., Class A Shares	3,783,612
	Total IT Services	11,492,118
	Semiconductors & Semiconductor Equipment — 1.0%
90,000	Altera Corp.	1,323,900
179,720	Intel Corp.	2,480,136
12,470	Texas Instruments Inc.	194,158
	Total Semiconductors & Semiconductor Equipment	3,998,194
	Software — 4.0%
453,870	Microsoft Corp.	9,177,251
252,410	Oracle Corp.*	4,061,277
58,670	Sybase Inc.*	1,445,629
78,800	Synopsys Inc.*	1,263,164
	Total Software	15,947,321
	TOTAL INFORMATION TECHNOLOGY	63,458,205
MATERIALS — 3.5%
	Chemicals — 2.4%
56,670	Dow Chemical Co.	1,051,228
47,480	E.I. du Pont de Nemours & Co.	1,189,849
40,670	Monsanto Co.	3,221,064
24,530	Mosaic Co.	744,486
43,960	Potash Corporation of Saskatchewan Inc.	2,709,694
37,380	Terra Industries Inc.	549,860
	Total Chemicals	9,466,181
	Containers & Packaging — 0.2%
54,210	Crown Holdings Inc.*	870,071
	Metals & Mining — 0.4%
28,070	Cliffs Natural Resources Inc.	666,663
22,630	Nucor Corp.	807,438
	Total Metals & Mining	1,474,101

See Notes to Financial Statements.

16	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Paper & Forest Products — 0.5%
168,230	International Paper Co.	$2,094,463
	TOTAL MATERIALS	13,904,816
TELECOMMUNICATION SERVICES — 4.0%
	Diversified Telecommunication Services — 4.0%
251,560	AT&T Inc.	7,184,554
36,090	Embarq Corp.	1,177,978
171,560	Verizon Communications Inc.	5,601,434
244,590	Windstream Corp.	2,167,067
	TOTAL TELECOMMUNICATION SERVICES	16,131,033
UTILITIES — 2.9%
	Electric Utilities — 2.0%
89,680	American Electric Power Co. Inc.	2,806,087
40,400	DPL Inc.	841,128
75,476	Duke Energy Corp.	1,174,407
70,060	Edison International	2,340,004
13,570	Exelon Corp.	762,769
	Total Electric Utilities	7,924,395
	Multi-Utilities — 0.9%
35,200	Dominion Resources Inc.	1,296,064
65,400	PG&E Corp.	2,487,816
	Total Multi-Utilities	3,783,880
	TOTAL UTILITIES	11,708,275
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $493,062,672)	395,526,197
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.7%
	Repurchase Agreement — 0.7%
$2,797,000	State Street Bank & Trust Co., dated 11/28/08, 0.010% due 12/1/08; Proceeds due at maturity — $2,797,002; (Fully collateralized by U.S. Treasury Bill, 0.000% due 3/26/09; Market value — $2,854,144) (Cost — $2,797,000)	2,797,000
	TOTAL INVESTMENTS — 99.6% (Cost — $495,859,672#)	398,323,197
	Other Assets in Excess of Liabilities — 0.4%	1,758,745
	TOTAL NET ASSETS — 100.0%	$400,081,942

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $497,615,996.

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	17

Statement of assets and liabilities

November 30, 2008

ASSETS:
Investments, at value (Cost — $495,859,672)	$398,323,197
Cash	712
Receivable for securities sold	5,396,955
Dividends and interest receivable	1,142,475
Receivable for Fund shares sold	108,025
Prepaid expenses	16,835
Total Assets	404,988,199
LIABILITIES:
Payable for securities purchased	4,542,220
Investment management fee payable	219,194
Payable for Fund shares repurchased	83,828
Trustees’ fees payable	246
Distribution fees payable	106
Accrued expenses	60,663
Total Liabilities	4,906,257
TOTAL NET ASSETS	$400,081,942
NET ASSETS:
Par value (Note 6)	$533
Paid-in capital in excess of par value	546,357,039
Undistributed net investment income	1,936,717
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(50,675,851)
Net unrealized depreciation on investments and foreign currencies	(97,536,496)
TOTAL NET ASSETS	$400,081,942
Shares Outstanding:
Class IS	53,231,476
Class A	8,772
Class C	8,772
Class FI	8,772
Class R	8,772
Class I	8,772
Net Asset Value:
Class IS (and redemption price)	$7.51
Class A (and redemption price)	$7.50
Class C1	$7.46
Class FI (and redemption price)	$7.50
Class R (and redemption price)	$7.49
Class I (and redemption price)	$7.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$7.96

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

18	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Statement of operations

For the Period Ended November 30, 2008†

INVESTMENT INCOME:
Dividends	$2,813,002
Interest	55,217
Less: Foreign taxes withheld	(7,635)
Total Investment Income	2,860,584
EXPENSES:
Investment management fee (Note 3)	888,503
Shareholder reports (Note 5)	61,445
Audit and tax	31,400
Legal fees	14,694
Registration fees	12,871
Trustees’ fees	11,628
Custody fees	8,126
Transfer agent fees (Note 5)	1,363
Distribution fees (Notes 3 and 5)	1,030
Insurance	214
Miscellaneous expenses	4,636
Total Expenses	1,035,910
Less: Fee waivers and/or expense reimbursements (Notes 3 and 5)	(87,088)
Net Expenses	948,822
NET INVESTMENT INCOME	1,911,762
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(43,345,408)
Futures contracts	(7,330,443)
Foreign currency transactions	14
Net Realized Loss	(50,675,837)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(97,536,475)
Foreign currencies	(21)
Change in Net Unrealized Appreciation/Depreciation	(97,536,496)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(148,212,333)
DECREASE IN NET ASSETS FROM OPERATIONS	$(146,300,571)

†	For the period April 30, 2008 (inception date) to November 30, 2008.

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	19

Statement of changes in net assets

FOR THE PERIOD ENDED NOVEMBER 30,	2008†
OPERATIONS:
Net investment income	$1,911,762
Net realized loss	(50,675,837)
Change in net unrealized appreciation/depreciation	(97,536,496)
Decrease in Net Assets From Operations	(146,300,571)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	567,340,581
Cost of shares repurchased	(20,958,068)
Increase in Net Assets From Fund Share Transactions	546,382,513
INCREASE IN NET ASSETS	400,081,942
NET ASSETS:
Beginning of period	—
End of period*	$400,081,942
*Includes undistributed net investment income of:	$1,936,717

†	For the period April 30, 2008 (inception date) to November 30, 2008.

See Notes to Financial Statements.

20	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08
Net realized and unrealized loss	(3.97)
Total loss from operations	(3.89)
NET ASSET VALUE, END OF PERIOD	$7.51
Total return[3]	(34.12)%
NET ASSETS, END OF PERIOD (000s)	$399,753
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.87%
Net expenses[4,5,6]	0.80
Net investment income[4]	1.62
PORTFOLIO TURNOVER RATE	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07
Net realized and unrealized loss	(3.97)
Total loss from operations	(3.90)
NET ASSET VALUE, END OF PERIOD	$7.50
Total return[3]	(34.21)%
NET ASSETS, END OF PERIOD (000s)	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	4.38%
Net expenses[4,5,6]	1.05
Net investment income[4]	1.15
PORTFOLIO TURNOVER RATE	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.02
Net realized and unrealized loss	(3.96)
Total loss from operations	(3.94)
NET ASSET VALUE, END OF PERIOD	$7.46
Total return[3]	(34.56)%
NET ASSETS, END OF PERIOD (000s)	$65
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	5.13%
Net expenses[4,5,6]	1.80
Net investment income[4]	0.40
PORTFOLIO TURNOVER RATE	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07
Net realized and unrealized loss	(3.97)
Total loss from operations	(3.90)
NET ASSET VALUE, END OF PERIOD	$7.50
Total return[3]	(34.21)%
NET ASSETS, END OF PERIOD (000s)	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	4.35%
Net expenses[4,5,6]	1.05
Net investment income[4]	1.15
PORTFOLIO TURNOVER RATE	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05
Net realized and unrealized loss	(3.96)
Total loss from operations	(3.91)
NET ASSET VALUE, END OF PERIOD	$7.49
Total return[3]	(34.30)%
NET ASSETS, END OF PERIOD (000s)	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	4.62%
Net expenses[4,5,6]	1.30
Net investment income[4]	0.90
PORTFOLIO TURNOVER RATE	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08
Net realized and unrealized loss	(3.97)
Total loss from operations	(3.89)
NET ASSET VALUE, END OF PERIOD	$7.51
Total return[3]	(34.12)%
NET ASSETS, END OF PERIOD (000s)	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	4.12%
Net expenses[4,5,6]	0.80
Net investment income[4]	1.40
PORTFOLIO TURNOVER RATE	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to seek to increase total return or hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	27

Notes to financial statements continued

for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

28	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$24,941	—	$(24,941)
(b)	14	$(14)	—

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees and non-deductible offering costs.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment valuation

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	29

Notes to financial statements continued

three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$398,323,197	$395,526,197	$2,797,000	—

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

30	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

During the period ended November 30, 2008, the Fund’s Class IS, A, C, FI, R and I shares had voluntary expense limitations in place of 0.80%, 1.05%, 1.80%, 1.05%, 1.30% and 0.80%, respectively.

During the period ended November 30, 2008, LMPFA waived and/or reimbursed expenses in the amount of $87,088.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended November 30, 2008, LMIS and its affiliates did not receive sales charges on the sale of the Fund’s Class A shares. In addition, for the period ended November 30, 2008, there were no CDSCs paid to LMIS and its affiliates.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	31

Notes to financial statements continued

4. Investments

During the period ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$623,512,618
Sales	87,106,927

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,041,748
Gross unrealized depreciation	(103,334,547)
Net unrealized depreciation	$(99,292,799)

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25%, of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the period ended November 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class IS	—	$1,228	$54,101
Class A	$129	33	1,469
Class C	515	28	1,468
Class FI	129	16	1,469
Class R	257	28	1,469
Class I	—	30	1,469
Total	$1,030	$1,363	$61,445

For the period ended November 30, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class IS	$78,532
Class A	1,716
Class C	1,712
Class FI	1,700
Class R	1,713
Class I	1,715
Total	$87,088

32	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

6. Shares of beneficial interest

At November 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	PERIOD ENDED NOVEMBER 30, 2008[1]
	SHARES	AMOUNT
Class IS
Shares sold	55,628,602	$566,840,581
Shares repurchased	(2,397,126)	(20,958,068)
Net increase	53,231,476	$545,882,513
Class A
Shares sold	8,772	$100,000
Net increase	8,772	$100,000
Class C
Shares sold	8,772	$100,000
Net increase	8,772	$100,000
Class FI
Shares sold	8,772	$100,000
Net increase	8,772	$100,000
Class R
Shares sold	8,772	$100,000
Net increase	8,772	$100,000
Class I
Shares sold	8,772	$100,000
Net increase	8,772	$100,000

[1]	For the period April 30, 2008 (inception date) to November 30, 2008.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS IS	CLASS A	CLASS FI	CLASS R	CLASS I
12/26/2008 12/29/2008	$0.056267	$0.037717	$0.037717	$0.019242	$0.056267

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	33

Notes to financial statements continued

As of November 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,987,735
Capital loss carryforward*	(24,674,025)
Other book/tax temporary differences(a)	(24,296,520)
Unrealized appreciation/(depreciation)(b)	(99,292,820)
Total accumulated earnings/(losses) — net	$(146,275,630)

*	As of November 30, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
11/30/2016	$(24,674,025)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

34	Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners U.S. Large Cap Equity Fund, a series of Legg Mason Partners Equity Trust, as of November 30, 2008, and the related statements of operations, changes in net assets and the financial highlights for the period from April 30, 2008 (inception date) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners U.S. Large Cap Equity Fund as of November 30, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 22, 2009

Legg Mason Partners U.S. Large Cap Equity Fund 2008 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners U.S. Large Cap Equity Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

36	Legg Mason Partners U.S. Large Cap Equity Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners U.S. Large Cap Equity Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

38	Legg Mason Partners U.S. Large Cap Equity Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners U.S. Large Cap Equity Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	148
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

40	Legg Mason Partners U.S. Large Cap Equity Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners U.S. Large Cap Equity Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Legg Mason Partners U.S. Large Cap Equity Fund

Legg Mason Partners

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS U.S. LARGE CAP EQUITY FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/09 SR09-725

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2007 and November 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $92,000 in 2007 and $97,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $16,500 in 2007 and $15,000 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,600 in 2007 and $7,800 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for Legg Mason Partners Equity Trust were $4,900 in 2007 and $0 in 2008. These services consisted of the procedures performed in connection with the merger on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: February 5, 2009